Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TripBorn Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2020, filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certifies, in his capacity as an officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

TRIPBORN, INC.

Date: September 30, 2021	By:	/s/ Deepak Sharma
	Name:	Deepak Sharma
	Title:	Chief Executive Officer